Second Quarter 2021 Conference Call Exhibit 99.2

Safe Harbor Statement This presentation contains “forward-looking” statements that are subject to risks and uncertainties that could cause the actual results of Darling Ingredients Inc. (the “Company”) to differ materially from those expressed or implied in the statements. Statements that are not statements of historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “planned,” “contemplate,” “potential,” “possible,” “proposed,” “intend,” “believe,” “anticipate,” “expect,” “may,” “will,” “would,” “should,” “could” “combined adjusted EBITDA” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. The Company cautions readers that any such forward-looking statements it makes are not guarantees of future performance and that actual results may differ materially from anticipated results or expectations expressed in its forward-looking statements as a result of a variety of factors, including many that are beyond the Company’s control. These factors include, among others, existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, or otherwise; reduced demand for animal feed; reduced finished product prices, including a decline in fat and used cooking oil finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas(“GHG”) emissions that adversely affect programs like the U.S. government’s renewable fuel standard, low carbon fuel standards (“LCFS”) and tax credits for biofuels both in the United States and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of 2009 H1N1 flu (initially known as “Swine Flu”), Highly pathogenic strains of avian influenza (collectively known as “Bird Flu”), severe acute respiratory syndrome (“SARS”), bovine spongiform encephalopathy (or "BSE"), porcine epidemic diarrhea ("PED") or other diseases associated with animal origin in the United States or elsewhere, such as the outbreak of African Swine Fever (“ASF”) in China and elsewhere; the occurrence of pandemics, epidemics or disease outbreaks, such as the current COVID-19 outbreak; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign (including, without limitation, China) regulations (including new or modified animal feed, Bird Flu, SARS, PED, BSE, ASF or similar or unanticipated regulations) affecting the industries in which the Company operates or its value added products; risks associated with the DGD Joint Venture, including possible unanticipated operating disruptions and issues relating to the announced expansion projects; risks and uncertainties relating to international sales and operations, including imposition of tariffs, quotas, trade barriers and other trade protections imposed by foreign countries; difficulties or a significant disruption in our information systems or failure to implement new systems and software successfully, risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere; uncertainty regarding the exit of the U.K. from the European Union; and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could cause actual results to vary materially from the forward looking statements included in this release or negatively impact the Company's results of operations. Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. The Company’s announced share repurchase program may be suspended or discontinued at any time and purchases of shares under the program are subject to market conditions and other factors, which are likely to change from time to time. Other risks and uncertainties regarding Darling Ingredients Inc., its business and the industries in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission. Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise. Page 2 | Second Quarter 2021 Financial Results | 08.11.2021

Summary Highlights Second Quarter 2021 Business Update • Record second quarter global ingredients EBITDA of $221.7 million • Q2 2021 combined adjusted EBITDA totaled a record $353.7 million • Significant growth in net income increasing to $196.6 million, or $1.17 per diluted share for Q2 2021 • DGD reported a record $3.14 EBITDA/gallon, generating $132.0 million EBITDA – Darling’s share • Raising 2021 combined adjusted EBITDA guidance to approximately $1.275 billion • Repurchased approximately $76 million of common stock in the second quarter • Trailing twelve-month combined adjusted EBITDA surpasses $1.0 billion for the first time in Company history • The DGD 400-million-gallon renewable diesel expansion project at Norco, LA remains on track to start up in Q4-21 • Accelerated DGD Port Arthur 470-million-gallon facility, production estimate to be in the first half of 2023 Page 3 | Second Quarter 2021 Financial Results | 08.11.2021

Financial Highlights Financials (in millions, except per share) Q2-2021 Q2-2020 % Variance YTD 2021 YTD 2020 % Variance Net sales $1,198.7 $848.7 41.2% $2,245.4 $1,701.5 32.0% Gross margin 320.6 216.3 48.2% 594.5 422.3 40.8% Gross margin % 26.7% 25.5% 4.7% 26.5% 24.8% 6.8% Net income $196.6 $65.4 300.6% $348.3 $150.9 230.8% EPS diluted $1.17 $0.39 300.0% $2.08 $0.90 231.1% $122 $146 $177 $222 $667 $96 $68 $108 $132 $405 $0 $150 $300 $450 $600 $750 $900 $1,050 Global Ingredients DGD $218.5 $214.5 $284.8 (In millions) Trailing 4 Quarters Combined adjusted EBITDA $353.7 $1,071.5 Q3-20 Q4-20 Q1-21 Q2-21 TTM (1) Leverage ratio calculated per bank covenant 17.0% 19.0% 21.0% 23.0% 25.0% 27.0% 29.0% Darling Ingredients Quarterly Gross Margin % Gross Margin % (excluding DGD) Balance Sheet (in millions, except ratio data) As of 07/03/2021 As of 01/02/2021 Cash (including restricted) $77.9 $81.7 Revolver availability $902.1 $893.9 Net working capital $294.1 $257.5 Total debt $1,435.4 $1,508.1 Leverage ratio (1) 1.71x 1.90x Page 4 | Second Quarter 2021 Financial Results | 08.11.2021

Financial Highlights Financials (in millions) Q2-2021 Q2-2020 % Variance YTD 2021 YTD 2020 % Variance Segment EBITDA Feed $160.7 $85.2 88.6% $285.0 $155.4 83.4% Food 53.0 36.3 46.0% 99.4 75.6 31.5% Fuel 154.2 86.9 77.4% 282.9 205.8 37.5% Corporate (14.1) (13.2) 6.8% (28.9) (28.3) 2.0% Total Combined adjusted EBITDA $353.7 $195.2 81.2% $638.5 $408.5 56.3% Feed 44% Food 14% Fuel 42% Q2 2021 % of Total EBITDA by Segment (before corporate) 2021 EBITDA Guidance Revised August 2021 (in millions) FY 2021 By Segment Feed $570 Food 200 Fuel* 565 Corporate (60.0) Total Combined adjusted EBITDA $1,275 *(Darling’s ½ of DGD EBITDA estimated at approx. $482 mm) Page 5 | Second Quarter 2021 Financial Results | 08.11.2021 Avg Price Avg Price 2nd Quarter 1st Quarter 2021 2021 Chg % Chg Jacobsen Index: MBM (Ill inois) $ 408.63 $ 386.97 $ 21.66 5.6% Feed Grade PM (Mid-South) 339.31$ 357.79$ (18.48)$ -5.2% Pet Food PM (Mid-South) $ 823.18 $ 845.08 $ (21.90) -2.6% Feathermeal (Mid-South) 465.50$ 539.02$ (73.52)$ -13.6% BFT (Chicago) $ 56.60 $ 46.42 $ 10.18 21.9% YG (Il l inois) 42.47$ 34.45$ 8.02$ 23.3% Corn (Il l inois) $ 6.84 $ 5.56 $ 1.28 23.0% Thomson Reuters: Palm Oil (CIF Rotterdam) Ton $ 1,168.00 $ 1,084.00 $ 84.00 7.7% Soy meal (CIF Rotterdam) Ton 473.0$ 535.0$ (62.0)$ -11.6%

Feed Segment

US$ (in millions)	2Q 2021	2Q2020	YTD 2021	YTD 2020
Net Sales	$ 771,932	$ 503,690	$ 1,423,376	$ 1,016,315
Cost of sales and operating expenses	556,424	367,902	1,031,005	756,355
Gross Margin	$ 215,508	$ 135,788	$ 392,371	$ 259,960
Loss/(gain) on sale of assets	(122)	76	(261)	126
Selling, general and administrative expenses	54,977	50,484	107,597	104,431
Depreciation and amortization	53,971	52,683	108,580	106,204
Segment operating income	$ 106,682	$ 32,545	$ 176,455	$ 49,199
Equity in net income of other unconsolidated subsidiaries	$ 1,940	$ 692	$ 2,552	$ 1,561
Segment Income	$ 108,622	$ 33,237	$ 179,007	$ 50,760
Segment EBITDA	**$ 160,653**	**$ 85,228**	**$ 285,035**	**$ 155,403**
Raw material processed (mmts)	2.19	2.15	4.43	4.40

Key Drivers:

- Higher protein and animal fat prices drove the overall feed segment sales up 53.3% quarter over quarter on slightly higher raw materials processed. Gross margin increased $79.7 million or 58.7% quarter over quarter led by higher commodity prices across all products sold.
- UCO volumes continue to run approximately 5% below historical levels and the northeast U.S. and California still lag in reopening their economies as a result of COVID 19 restrictions.
- Fat prices (BFT & YG) are up for 2021 compared to a year ago. BFT average price is 89% higher than 2020 and YG was up 110.5% in Q2 2021 compared to the prior year. Protein pricing (MBM) was also higher for Q2 2021 by 40.7% compared to 2020

Change in Net Sales - 2020 to 2021 Three Months Ended	Feed Segment Sales							
	Fats	Proteins	Other Rendering	Total Rendering	Used Cooking Oil	Bakery	Other	Total
Net Sales Three Months Ended June 27, 2020	$ 167.5	$ 210.1	$ 39.5	$ 417.1	$ 39.0	$ 38.0	$ 9.6	$ 503.7
Changes:								
Increase in sales volumes	0.6	(7.0)	-	(6.4)	7.3	3.1	-	4.0
Increase in finished product prices	117.5	45.3	-	162.8	39.4	38.2	-	240.4
Increase/(Decrease) due to currency exchange rates	6.9	10.0	0.6	17.5	0.7	-	-	18.2
Other change	-	-	5.3	5.3	-	-	0.3	5.6
Total Change:	125.0	48.3	5.9	179.2	47.4	41.3	0.3	268.2
Net Sales Three Months Ended July 3, 2021	$ 292.5	$ 258.4	$ 45.4	$ 596.3	$ 86.4	$ 79.3	$ 9.9	$ 771.9

Page 6 | Second Quarter 2021 Financial Results | 08.11.2021

DARLING INGREDIENTS

Food Segment • Net sales for the food segment grew $38.1 million or 13.7% in Q2 2021 compared to the prior year, driven by higher collagen volume sales and higher edible fat prices. • Segment income improved $20.9 million or was 128.1% higher driven primarily by higher revenue. Higher S,G&A expense offset by lower depreciation and amortization expenses in the quarter. • Gross margin continues to strengthen as Peptan product sales continue to increase in volume. Key Drivers: 76% 14% 10% YTD 2021 % of Sales Breakdown Collagen Edible fats Other products $100 $120 $140 $160 $180 $200 Food Segment Trailing 4Q adjusted EBITDA Trailing 4 Q's Page 7 | Second Quarter 2021 Financial Results | 08.11.2021 US$ (in millions) 2Q 2021 2Q2020 YTD 2021 YTD 2020 Net Sa les 317,031$ 278,934$ 615,096$ 549,228$ Cost of sa les and operating expenses 238,539 220,159 464,952 425,589 Gross Margin 78,492$ 58,775$ 150,144$ 123,639$ (Gain)/Loss on sa le of assets (48) (48) 7 (46) Sel l ing, genera l and adminis trative expenses 25,542 22,564 50,733 48,040 Depreciation and amortization 15,850 19,972 30,733 40,277 Segment operating income 37,148$ 16,287$ 68,671$ 35,368$ Equity in net income of other unconsol idated subs idiaries -$ -$ -$ -$ Segment Income 37,148$ 16,287$ 68,671$ 35,368$ Segment EBITDA 52,998$ 36,259$ 99,404$ 75,645$ Raw material processed (mmts) 0.3 0.3 0.5 0.5

Fuel Segment (Includes Diamond Green Diesel JV consolidated EBITDA) Key Drivers: • Q2-2021 Combined adjusted EBITDA of $154.2 million, with DGD earning $3.14 per gallon on 84.0 million gallons sold • DGD – Norco, LA expansion remains on track and is scheduled to be at full production in the middle of Q4-2021. This expansion will add 400 million gallons of renewable diesel production and add approximately 30 million gallons of renewable naphtha. • DGD Port Arthur location construction is underway. This new 470- million-gallon facility is now expected to be operational in the first half of 2023. (1) Includes Fuel Segment EBITDA and Darling's share of DGD EBITDA. • Excludes feed stock (raw material) processed at the DGD joint venture. (2) Quarterly average prices source is The Jacobson $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 $0.30 $0.80 $1.30 $1.80 Quarterly Avg. Prices D4 RINS & Yellow Grease2 D4 RIN Qtrly Avg YG Avg Qtrly Price Page 8 | Second Quarter 2021 Financial Results | 08.11.2021 Diamond Green Diesel US$ and gallons (in millions) 2Q 2021 2Q2020 YTD 2021 YTD 2020 EBITDA (Enti ty) - in quarter recorded w/no BTC 180.0$ 66.0$ 317.4$ 193.3$ EBITDA (Enti ty) - BTC adjusted to when earned 264.0$ 138.2$ 480.4$ 345.5$ Pro forma Adjusted EBITDA (Darl ing's share) 132.0$ 69.1$ 240.2$ 172.7$ Tota l ga l lons produced 79.2 74.5 157.8 151.5 Total ga l lons sold/shipped 84.0 72.3 162.0 151.2 EBITDA per gallon sold 3.14 1.91 2.97 2.29 US$ (in millions) 2Q 2021 2Q2020 YTD 2021 YTD 2020 Net Sa les 109,706$ 66,049$ 206,913$ 135,972$ Cost of sa les and operating expenses 83,110 44,286 154,900 97,311 Gross Margin 26,596$ 21,763$ 52,013$ 38,661$ Loss on sa le of assets (58) (1) (38) 8 Sel l ing, genera l and adminis trative expenses 4,474 3,953 9,341 5,607 Restructuring and asset impairment charges - - 778 - Depreciation and amortization 6,698 7,980 12,853 16,072 Equity in net income of Diamond Green Diesel 125,788 63,492 228,013 161,312 Segment operating income 141,270$ 73,323$ 257,092$ 178,286$ Equity in net income of other unconsol idated subs idiaries -$ -$ -$ -$ Segment Income 141,270$ 73,323$ 257,092$ 178,286$ Segment EBITDA 22,180$ 17,811$ 42,710$ 33,046$ DGD adjusted EBITDA (Darl ing's Share) 132,001$ 69,108$ 240,201$ 172,742$ Segment EBITDA (1) 154,181$ 86,919$ 282,911$ 205,788$ Raw material processed (mmts) * 0.3 0.3 0.6 0.6

July 2021 400-million-gallon expansion Existing 290-million-gallon plant Page 9 | Second Quarter 2021 Financial Results | 08.11.2021

July 2021 Port Arthur, TX 470-million-gallon facility Page 10 | Second Quarter 2021 Financial Results | 08.11.2021

Appendix Additional Information

California LCFS & RIN value history Source: The Jacobson and StoneX Page 12 | Second Quarter 2021 Financial Results | 08.11.2021 $0 $50 $100 $150 $200 $250 1 / 1 /2 0 1 6 4 / 1 /2 0 1 6 7 / 1 /2 0 1 6 1 0 / 1 / 2 0 1 6 1 / 1 /2 0 1 7 4 / 1 /2 0 1 7 7 / 1 /2 0 1 7 1 0 / 1 / 2 0 1 7 1 / 1 /2 0 1 8 4 / 1 /2 0 1 8 7 / 1 /2 0 1 8 1 0 / 1 / 2 0 1 8 1 / 1 /2 0 1 9 4 / 1 /2 0 1 9 7 / 1 /2 0 1 9 1 0 / 1 / 2 0 1 9 1 / 1 /2 0 2 0 4 / 1 /2 0 2 0 7 / 1 /2 0 2 0 1 0 / 1 / 2 0 2 0 1 / 1 /2 0 2 1 4 / 1 /2 0 2 1 7 / 1 /2 0 2 1 Monthly Average LCFS Carbon Credit Price (USD/MT)

Feed Segment - Historical (1) Does not include Unconsolidated Subsidiaries EBITDAPage 13 | Second Quarter 2021 Financial Results | 08.11.2021 US$ (in millions) Q1-2020 Q2-2020 Q3-2020 Q4-2020 Total 2020 Q1-2021 Q2-2021 Net Sales 512.6$ 503.7$ 483.0$ 572.8$ 2,072.1$ 651.4$ 771.9$ Gross Margin 124.2 135.8 121.4 146.2 527.6 176.9 215.5 Gross Margin % 24.2% 27.0% 25.1% 25.5% 25.5% 27.1% 27.9% Loss/(gain) on sale of assets 0.1 0.1 0.2 (0.3) - (0.1) (0.1) SG&A 53.9 50.5 49.0 56.3 209.7 52.6 55.0 SG&A Margin % 10.5% 10.0% 10.2% 9.8% 10.1% 8.1% 7.1% Operating Income 16.7 32.5 18.5 28.9 96.6 69.8 106.7 Adj. EBITDA (1) 70.2$ 85.2$ 72.3$ 90.2$ 317.8$ 124.4$ 160.7$ Adj. EBITDA Margin % 13.7% 16.9% 15.0% 15.7% 15.3% 19.1% 20.8% Raw Material Processed (mmts) 2.24 2.15 2.18 2.37 8.95 2.23 2.19

Historical Pricing

Jacobson, Wall Street Journal and Thomson Reuters

2021 Avg. Jacobsen Prices	January	February	March	Q1Avg.	April	May	June	Q2 Avg.	July	August	September	Q3 Avg.	October	November	December	Q4 Avg.
BFT - Chicago Renderer / cwt	$39.74	$44.68	$51.98	$45.47	$54.10	$55.30	$59.73	$56.60								
YG - IL / cwt	$29.01	$34.36	$39.02	$34.13	$39.80	$43.03	$44.20	$42.47								
Choice White Grease - IL / cwt	$36.21	$39.37	$50.43	$42.00	$51.05	$52.03	$57.23	$53.43								
Poultry Fat - Southeast / cwt	$39.87	$43.13	$47.70	$43.57	$50.95	$53.73	$56.00	$53.56								
Poultry Grease - Mid South / cwt	$39.71	$43.74	$48.04	$43.83	$51.14	$53.00	$55.05	$53.06								
Distiller's Corn Oil - IL / cwt	$39.92	$43.50	$51.25	$44.89	$49.13	$51.49	$55.42	$52.01								
Corn - Decatur, IL / bushel	$5.04	$5.35	$5.65	$5.35	$6.24	$6.84	$6.98	$6.84								
MBM - IL / ton	$355.5	$380.5	$418.3	$384.77	$402.9	$400.0	$421.0	$408.63								
MBM - CA / ton	$294.7	$346.1	$365.0	$335.26	$351.4	$350.0	$372.8	$358.09								
Pork Meal - IA IL / ton	$363.9	$397.4	$413.0	$391.45	$388.8	$417.5	$452.5	$419.60								
Feed Grade PM - Carolina / ton	$369.5	$427.1	$450.0	$415.53	$445.2	$412.0	$395.0	$417.41								
Feed Grade PM - Mid South / ton	$326.6	$386.6	$359.8	$357.65	$342.4	$339.0	$337.5	$339.31								
Pet Food PM - SE / ton	$877.0	$831.7	$818.5	$842.39	$809.5	$860.0	$806.3	$825.26								
Pet Food PM - Mid South / ton	$877.0	$845.4	$818.5	$846.95	$809.5	$867.5	$796.9	$823.18								
Feather meal - AL GA / ton	$463.7	$477.6	$512.5	$484.61	$470.5	$470.0	$480.9	$473.80								
Feather meal - Mid South / ton	$512.1	$563.2	$541.3	$538.87	$468.3	$460.3	$470.9	$465.50								
Blood Meal - Ruminant MO River / ton	$939.5	$1,047.4	$1,082.6	$1,023.2	$1,035.1	$971.3	$966.9	$991.1								
D4 RINs (B21)	$1.03	$1.10	$1.38	$1.17	$1.46	$1.88	$1.77	$1.71								

Comparison		2021				Q1-2021	Q2-2021	%		Q2-2020	Q2-2021	%		FY 2020	FY 2021	%
	Q1Avg.	Q2 Avg.	Q3 Avg.	Q4 Avg.		Avg.	Avg.	Change		Avg.	Avg.	Change		Avg.	Avg.	Change
BFT - Chicago Renderer / cwt	$45.47	$56.60				$45.47	$56.60	24.48%		$29.94	$56.60	89.04%		$31.48	$0.00	-100.00%
YG - IL / cwt	$34.13	$42.47				$34.13	$42.47	24.44%		$20.18	$42.47	110.46%		$21.95	$0.00	-100.00%
Choice White Grease - IL / cwt	$42.00	$53.43				$42.00	$53.43	27.21%		$25.34	$53.43	110.87%		$31.48	$0.00	-100.00%
Poultry Grease - SE / cwt	$43.57	$53.56				$43.57	$53.56	22.94%		$28.54	$53.56	87.66%		$29.43	$0.00	-100.00%
Poultry Grease - Mid South / cwt	$43.83	$53.06				$43.83	$53.06	21.06%		$23.52	$53.06	125.61%		$29.88	$0.00	-100.00%
Distiller's Corn Oil - IL / cwt	$44.89	$52.01				$44.89	$52.01	15.87%		$26.29	$52.01	97.84%		$28.82	$0.00	-100.00%
Corn - Decatur, IL / bushel	$5.35	$6.84				$5.35	$6.84	27.89%		$3.26	$6.84	109.82%		$3.75	$0.00	-100.00%
MBM - IL / ton	$384.77	$408.63				$384.77	$408.63	6.20%		$290.42	$408.63	40.70%		$261.43	$0.00	-100.00%
MBM - CA / ton	$335.26	$358.09				$335.26	$358.09	6.81%		$214.49	$358.09	66.95%		$211.77	$0.00	-100.00%
Pork Meal - IA IL / ton	$391.45	$419.60				$391.45	$419.60	7.19%		$304.09	$419.60	37.99%		$257.79	$0.00	-100.00%
Feed Grade PM - Carolina / ton	$415.53	$417.41				$415.53	$417.41	0.45%		$287.46	$417.41	45.21%		$267.70	$0.00	-100.00%
Feed Grade PM - Mid South / ton	$357.65	$339.31				$357.65	$339.31	-5.13%		$256.99	$339.31	32.03%		$251.13	$0.00	-100.00%
Pet Food PM - SE / ton	$842.39	$825.26				$842.39	$825.26	-2.03%		$656.58	$825.26	25.69%		$607.65	$0.00	-100.00%
Pet Food PM - Mid South / ton	$846.95	$823.18				$846.95	$823.18	-2.81%		$679.08	$823.18	21.22%		$633.61	$0.00	-100.00%
Feathermeal - AL GA / ton	$484.61	$473.80				$484.61	$473.80	-2.23%		$269.00	$473.80	76.13%		$289.51	$0.00	-100.00%
Feathermeal - Mid South / ton	$538.87	$465.50				$538.87	$465.50	-13.62%		$300.90	$465.50	54.70%		$314.20	$0.00	-100.00%
Blood Meal - Ruminant MO River / ton	$1,023.2	$991.10				$1,023.15	$991.10	-3.13%		$863.22	$991.10	14.81%		$771.37	$0.00	-100.00%
D4 Rins	$1.17	$1.71				$1.17	$1.71	46.37%		$0.43	$1.71	298.17%		$0.64	$0.00	-100.00%

Page 14 | Second Quarter 2021 Financial Results | 08.11.2021

DARLING INGREDIENTS

Food Segment - Historical (1) Adjusted for the $13.1 million gain on the asset sale in China for Q2-19 and FY-19 Page 15 | Second Quarter 2021 Financial Results | 08.11.2021 US$ (in millions) Q1-2020 Q2-2020 Q3-2020 Q4-2020 Total 2020 Q1-2021 Q2-2021 Net Sales 270.3$ 278.9$ 291.8$ 344.6$ 1,185.7$ 298.1$ 317.0$ Gross Margin 64.9 58.8 65.1 76.3 265.0 71.7 78.5 Gross Margin % 24.0% 21.1% 22.3% 22.1% 22.4% 24.0% 24.8% Loss/(gain) on sale of assets - - 0.0 0.5 0.5 0.1 (0.0) SG&A 25.5 22.6 23.4 26.0 97.4 25.2 25.5 SG&A Margin % 9.4% 8.1% 8.0% 7.5% 8.2% 8.5% 8.1% Operating Income 19.1 16.3 21.1 26.9 83.4 31.5 37.1 Adj. EBITDA (1) 39.4$ 36.3$ 41.7$ 49.8$ 167.1$ 46.4$ 53.0$ Adj. EBITDA Margin % 14.6% 13.0% 14.3% 14.4% 14.1% 15.6% 16.7% Raw Material Processed (mmts) 0.3 0.3 0.3 0.3 1.1 0.3 0.3

Fuel Segment - Historical

US$ (in millions)	Q1-2020	Q2-2020	Q3-2020	Q4-2020	Total 2020	Q1-2021	Q2-2021
Net Sales	$ 69.9	$ 66.0	$ 75.7	$ 102.4	$ 314.1	$ 97.2	$ 109.7
Gross Margin	16.9	21.8	25.7	26.2	90.5	25.4	26.6
Gross Margin %	24.2%	32.9%	33.9%	25.6%	28.8%	26.1%	24.2%
Loss/(gain) on sale of assets	-	(0.0)	(0.1)	(0.0)	(0.1)	0.0	(0.1)
SG&A	1.6	4.0	5.0	5.4	16.0	4.9	4.5
Restructure and impairment costs				38.2	38.2	0.8	-
Depreciation and amortization	8.1	8.0	8.6	9.5	34.2	6.2	6.7
Equity in net income/(loss) of Diamond Green Diesel (DGD)	97.8	63.5	91.1	62.7	315.1	102.2	125.8
Segment Income	105.0	73.3	103.1	35.9	317.3	115.8	141.3
Segment EBITDA	15.3	17.8	20.7	20.8	74.6	20.5	22.2
DGD adjusted EBITDA (Darling's Share)	103.6	69.1	96.4	68.2	337.3	108.2	132.0
Combined Adj. EBITDA (1)	$ 118.9	$ 86.9	$ 117.1	$ 89.0	$ 411.9	$ 128.7	$ 154.2
Raw Material Processed*(mmts)	0.3	0.3	0.3	0.4	1.3	0.3	0.3

Diamond Green Diesel (50% Joint Venture)

US$ and gallons (in millions)	Q1-2020	Q2-2020	Q3-2020	Q4-2020	Total 2020	Q1-2021	Q2-2021
EBITDA (Entity) - in quarter recorded w/no BTC	$ 127.3	$ 66.0	$ 112.9	$ 79.5	$ 385.7	$ 137.4	$ 180.0
EBITDA (Entity) - BTC adjusted to when earned	$ 207.3	$ 138.2	$ 192.9	$ 136.3	$ 674.7	$ 216.4	$ 264.0
Pro forma Adjusted EBITDA (Darling's share)	$ 103.6	$ 69.1	$ 96.4	$ 68.2	$ 337.3	$ 108.2	$ 132.0
Total gallons produced	77.0	74.5	77.3	60.5	289.3	78.6	79.2
Total gallons sold/shipped	78.9	72.3	80.0	56.8	288.0	78.0	84.0
EBITDA per gallon sold/shipped	$ 2.63	$ 1.91	$ 2.41	$ 2.40	$ 2.34	$ 2.77	$ 3.14

(1) Includes Fuel Segment EBITDA and Darling's share of DGD EBITDA.
* Excludes feed stock (raw material) processed at the DGD joint venture.

Page 16 | Second Quarter 2021 Financial Results | 08.11.2021

DARLING INGREDIENTS

Non-U.S. GAAP Measures Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity and is not intended to be a presentation in accordance with GAAP. Adjusted EBITDA is presented here not as an alternative to net income, but rather as a measure of the Company’s operating performance. Since EBITDA (generally, net income plus interest expenses, taxes, depreciation and amortization) is not calculated identically by all companies, this presentation may not be comparable to EBITDA or Adjusted EBITDA presentations disclosed by other companies. Adjusted EBITDA is calculated in this presentation and represents, for any relevant period, net income/(loss) plus depreciation and amortization, goodwill and long-lived asset impairment, interest expense, (income)/loss from discontinued operations, net of tax, income tax provision, other income/(expense) and equity in net loss of unconsolidated subsidiary. Management believes that Adjusted EBITDA is useful in evaluating the Company’s operating performance compared to that of other companies in its industry because the calculation of Adjusted EBITDA generally eliminates the effects of financing, income taxes and certain non-cash and other items that may vary for different companies for reasons unrelated to overall operating performance. As a result, the Company’s management uses Adjusted EBITDA as a measure to evaluate performance and for other discretionary purposes. In addition to the foregoing, management also uses or will use Adjusted EBITDA to measure compliance with certain financial covenants under the Company’s Senior Secured Credit Facilities and 5.25% Notes and 3.625% Notes that were outstanding at July 3, 2021. However, the amounts shown in this presentation for Adjusted EBITDA differ from the amounts calculated under similarly titled definitions in the Company’s Senior Secured Credit Facilities and 5.25% Notes and 3.625% Notes, as those definitions permit further adjustments to reflect certain other non- recurring costs, non-cash charges and cash dividends from the DGD Joint Venture. Additionally, the Company evaluates the impact of foreign exchange impact on operating cash flow, which is defined as segment operating income (loss) plus depreciation and amortization. Page 17 | Second Quarter 2021 Financial Results | 08.11.2021

Adjusted EBITDA

Adjusted EBITDA *(U.S. dollars in thousands)*	Three Months Ended July 3, 2021		Three Months Ended June 27, 2020		Six Months Ended July 3, 2021		Six Months Ended June 27, 2020
Net income attributable to Darling	$ 196,582		$ 65,439		$ 348,348		$ 150,949
Depreciation and amortization	79,222		83,310		157,756		167,981
Interest expense	15,268		17,920		31,696		37,010
Income tax expense	54,979		19,946		83,687		38,246
Restructuring and asset impairment charges	-		-		778		-
Foreign currency loss / (gain)	684		1,134		1,094		(530)
Other expense, net	1,198		1,485		2,357		3,366
Equity in net income of Diamond Green Diesel	(125,788)		(63,492)		(228,013)		(161,312)
Equity in net income of other unconsolidated subsidiaries	(1,940)		(692)		(2,552)		(1,561)
Net income attributable to noncontrolling interests	1,487		1,056		3,139		1,637
Adjusted EBITDA (Non-GAAP)	$ 221,692		$ 126,106		$ 398,290		$ 235,786
Foreign currency exchange impact	(11,493)	(1)	-		(19,542)	(2)	-
Pro forma Adjusted EBITDA to Foreign Currency (Non-GAAP)	$ 210,199		$ 126,106		$ 378,748		$ 235,786
DGD Joint Venture Adjusted EBITDA (Darling's Share)	$ 132,001		$ 69,108		$ 240,201		$ 172,742
Darling plus Darling's share of DGD Joint Venture Adjusted EBITDA	$ 353,693		$ 195,214		$ 638,491		$ 408,528

(1) The average rate assumption used in this calculation was the actual fiscal average rate for the three months ended July 3, 2021 of €1.00:USD$1.21 and CAD$1.00:USD$0.81, as compared to the average rate for the three months ended June 27, 2020 of €1.00:USD$1.10 and CAD$1.00:USD$0.72, respectively.

(2) The average rate assumption used in this calculation was the actual fiscal average rate for the six months ended July 3, 2021 of €1.00:USD$1.21 and CAD$1.00:USD$0.81, as compared to the average rate for the six months ended June 27, 2020 of €1.00:USD$1.10 and CAD$1.00:USD$0.72, respectively.

Page 18 | Second Quarter 2021 Financial Results | 08.11.2021

DARLING INGREDIENTS

Upcoming IR Events • Energy Transition Conference Simmons – 08-17/19-21 • Stephens Investment Conference – 12-02-21 • BMO ESG Virtual Conference – 12-07-21 Page 19 | Second Quarter 2021 Financial Results | 08.11.2021

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